Exhibit 10.13(b)

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

      FIRST AMENDMENT TO THE CONTENT LICENSE, MARKETING AND SALES AGREEMENT

      This First Amendment (this "First Amendment") effective as of March 1, 2008 ("First Amendment Effective Date"), by and between Playboy.com, Inc. ("Client") and eFashion Solutions, LLC ("EFS"), hereby amends that certain Content License, Marketing and Sales Agreement entered into by the parties and effective as of January 15, 2008 (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This First Amendment is hereby incorporated into the Agreement by reference.

      WHEREAS, pursuant to Section 14.5 of the Agreement, the parties wish to amend the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Client and EFS agree as follows:

1.    Operation of the Playboy Commerce Business.

      1.1. Notwithstanding anything to the contrary in Section 1.1(j) of the Agreement, the parties agree and acknowledge that EFS shall no longer be required to employ those individuals previously hired from Client and may terminate the employment of such individuals at the discretion of EFS.

      1.2.  The following shall be added as Section 1.1(n) of the Agreement:

            1.1(n) Client-Requested Merchandise & Creative Services. In the event Client requests that EFS assist in the production of certain Merchandise (e.g., customized calendars), EFS will invoice Client, and Client will reimburse EFS, for such creative services at an hourly rate of *****. The parties agree that this hourly rate is calculated based upon the applicable EFS staff member's salary plus *****, and is therefore subject to change.

2. Merchandise Supplied to Client and Employees. Section 2.12 of the Agreement is hereby revised such that employees of Client and EFS shall be permitted to purchase Merchandise through the Playboy Commerce Business and shall receive a ***** discount on posted prices. In addition, EFS hereby grants Client, at no cost, an annual Merchandise allowance ("Allowance") of ***** for wholesale Merchandise acquisitions from EFS by Client for its own use, *****. In the event that Client does not use its entire Allowance for any Year of the Term, any remaining amount shall roll over for use in the next Year. EFS shall also provide and honor coupons granting a ***** discount off of Merchandise purchased through the Playboy Commerce Business to models participating in Client casting calls.

3.    Advertising Commitments.

      3.1. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

            4.1. Marketing Commitment. EFS agrees it will spend on a monthly basis not less than ***** of the actual Net Merchandise Sales (as defined in Section 6.1) during the immediately preceding month on marketing the Playboy Commerce Business in order to maximize both Website and Catalog sales (the "Marketing Budget"). The Marketing Budget will be used by the EFS marketing team to promote the PLAYBOY and BUNNY SHOP brands, increase Catalog circulation, drive traffic to and sales on the Websites, purchase search engine placement, drive affiliate sales and to participate in other online marketing initiatives. In addition, EFS commits to continuous SEO efforts during the Term to maximize discovery of, and algorithmic search results for, the Websites. EFS will submit to Client a written marketing plan not less than sixty (60) days prior to the end of each calendar year for Client's review and approval and shall revise such plan as reasonably requested by Client.

      3.2. Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

            4.2   This Section is intentionally left blank.

4.    Payments and Fees.

      4.1. Sections 6.1 and 6.2 of the Agreement are hereby replaced in their entirety with the following:

            6.1 Royalties. EFS shall pay a royalty ("Royalty") to Client equal to ***** of the Net Merchandise Sales (as defined below) for the applicable Calendar Quarter (each as defined below). The Royalty calculation period shall begin upon the first order received by EFS via any order channel (e.g., on a Website, via mail, fax or telephone) and shall be paid to Client as set forth in Section 6.2(a). For purposes of this Agreement, "Net Merchandise Sales" shall be defined as total Merchandise sales derived through the Playboy Commerce Business via any order channel, including but not limited to international sales, less applicable, actual Merchandise returns, if any, during the applicable calendar quarter ("Calendar Quarter").

            6.2 Minimum Royalty. Notwithstanding revenue actually generated by EFS in connection with the Playboy Commerce Business hereunder, during each calendar year ("Year") of the Term, EFS shall pay to Client an annual minimum guaranteed royalty in the amounts set forth in Exhibit 10 (the "Minimum Royalty"), payable in equal quarterly installments and due within fifteen (15) days of the end of each Calendar Quarter for the proceeding Calendar Quarter.

                  (a) Within fifteen (15) days following the end of each Year of the Term, the parties will perform a true-up based upon the Minimum Royalty paid for the applicable Year and the Royalties payable to Client, whereby:

                        (i) In the event that Royalties payable to Client are in
            excess of the Minimum Royalty paid in any applicable Year, (A) EFS shall pay Client the amount above the applicable Minimum Royalty for such Year within thirty (30) days of the end of the applicable Year;
            (B) EFS shall not be permitted to carry over any overages into the next Year and (C) EFS will not be eligible for any refund from any Minimum Royalty or Royalty previously owed or paid to Client.

                        (ii) In the event Royalties payable to Client are less
            than the Minimum Royalty paid for an applicable Year, no additional payment will be required; provided however that EFS will not be permitted to offset the shortfall with any overages from any previous or subsequent Year, and a new Minimum Royalty will be due as set forth in this Section 6.2. For the avoidance of doubt, the Minimum Royalty is a minimum net sum from which no taxes or charges of any sort may be deducted.

      4.2. Exhibit 10 of the Agreement is hereby replaced in its entirety as set forth in Attachment 1, attached hereto and hereby incorporated by reference.

      4.3. *****

5.    Term and Termination.

      5.1. Termination for Revenue Shortfall. In addition to Client's rights of termination pursuant to Section 10 of the Agreement, within forty-five (45) days following the end of each Year of the Term, Client will have the option to terminate the Agreement upon not less than ***** written notice in the event that EFS has not achieved a minimum of ***** of projected Net Merchandise Sales for such Year as set forth in Attachment 2, attached hereto and hereby incorporated by reference.

      5.2. Effects of Termination. In addition to those effects of termination set forth in Section 10.4 of the Agreement, upon expiration or any termination of the Agreement by Client, including termination under Section 5.1 (except in the event of termination by Client for any breach by EFS):

            (a) Client will repurchase the remaining amount of the identified reimbursable Client Inventory as set forth in Attachment 3, attached hereto and hereby incorporated by reference, at the full price paid for such Client Inventory by EFS (inventory transfer costs to be paid by EFS); and

            (b) In order to allow EFS to recoup its wholesale cost for any remaining Merchandise not repurchased by Client as set forth above, unless otherwise agreed by the parties in writing, for a maximum period of eighteen
(18) months after termination, the remaining inventory may be sold by EFS via a Client website, as chosen by Client, and/or other third party online mechanism(s) that is approved in advance in writing by Client (e.g., sale/clearance webpages); provided however that any such third party online mechanism must include a direct link to the PlayboyStore.com Website home page. Any amounts received in connection with the sale of such Merchandise shall be included in Net Merchandise Sales and subject to the Royalty.

            (c) Provided however, that Subsections 5.2(a) and (b) above shall be conditioned upon demonstration by EFS, to Client's reasonable satisfaction, of commercially reasonable efforts by EFS to sell all applicable Client Inventory and other Merchandise via the Playboy Commerce Business immediately prior to expiration or termination of the Agreement and during the Term of the Agreement.

6.    Miscellaneous.

      6.1. No Replacement. Except as expressly set forth herein, no provision of this First Amendment shall be interpreted to replace or delete any provision of the Agreement. All provisions of the Agreement which are not expressly replaced or deleted by this First Amendment shall remain in full force and effect and shall, where appropriate, apply to the terms of this First Amendment. In the event of any conflict between the Agreement and this First Amendment, the terms of this First Amendment shall control.

      6.2. Counterparts. This First Amendment may be executed in any number of counterparts. Any counterpart may be executed by facsimile, unless notarization is required under applicable law. All counterparts shall collectively constitute one and the same agreement.

      6.3. Entire Agreement. The terms and conditions contained in this First Amendment and the Agreement (including the exhibits and/or schedules attached thereto) constitute the entire agreement between the parties relating to the subject matter and shall supersede all previous communications between the parties with respect to the subject matter of this First Amendment or of the Agreement.

             The remainder of this page is intentionally left blank.

      IN WITNESS WHEREOF, the parties hereto, intending this First Amendment to be effective as of the First Amendment Effective Date, have caused this First Amendment to be executed by their respective duly authorized officers.

EFASHION SOLUTIONS, LLC                    PLAYBOY.COM, INC.

By:                                        By:
         -------------------------                  ----------------------------

Name:                                      Name:
         -------------------------                  ----------------------------

Title:                                     Title:
         -------------------------                  ----------------------------

Date:                                      Date:
         -------------------------                  ----------------------------

                                  ATTACHMENT 1

                                   Exhibit 10
                                 Minimum Royalty

                     -----------------------------------
                                               Minimum
                            Year               Royalty
                     -----------------------------------
                            2008               *****
                     -----------------------------------
                            2009               *****
                     -----------------------------------
                            2010               *****
                     -----------------------------------
                            2011               *****
                     -----------------------------------
                            2012               *****
                     -----------------------------------
                            2013               *****
                     -----------------------------------

                                  ATTACHMENT 2

                     Projected Net Merchandise Sales by Year

                    ----------------------------------------
                         Year          Projected Net
                                     Merchandise Sales
                    ----------------------------------------
                         2008               *****
                    ----------------------------------------
                         2009               *****
                    ----------------------------------------
                         2010               *****
                    ----------------------------------------
                         2011               *****
                    ----------------------------------------
                         2012               *****
                    ----------------------------------------
                         2013               *****
                    ----------------------------------------

                                  ATTACHMENT 3

                          Reimbursable Client Inventory

Style Selling Report

                                                                                            Unit
                                                                                          Wholesale                  cost
  Style                   Description                    Category                           price        Units       value
-------------------------------------------------------------------------------------------------------------------------------
PB-15070             Classic Bowler Bag           Accessories Bags Bowling                  *****        *****       *****
PB-13199             Gotham Monogram Bag          Accessories Bags Duffle                   *****        *****       *****
PB-18101             Signature Rolling Du         Accessories Bags Duffle                   *****        *****       *****
PB-18102             Signature Large Carr         Accessories Bags Duffle                   *****        *****       *****
PB-13340             Glam Chic Handbag            Accessories Bags Handbags                 *****        *****       *****
PB-18105             Playboy Hobo Bag             Accessories Bags Handbags                 *****        *****       *****
PB-18106             Bunny Heart Signature        Accessories Bags Handbags                 *****        *****       *****
PB-10830             Face Bunny Spinning          Accessories Belts                         *****        *****       *****
PB-11076             Medallion Rabbit Head        Accessories Belts                         *****        *****       *****
PB-11100             Spinner Belt                 Accessories Belts                         *****        *****       *****
PB-12688             Black Lip Gloss Belt         Accessories Belts                         *****        *****       *****
PB-13291             Heart Pull Through B         Accessories Belts                         *****        *****       *****
PB-13341             Romantic Crest Buckle        Accessories Belts                         *****        *****       *****
PB-13358             Leather Logo Buckle          Accessories Belts                         *****        *****       *****
PB-15059             Rhinestone Encrusted         Accessories Belts                         *****        *****       *****
PB-15061             Sexy Rhinestone Belt         Accessories Belts                         *****        *****       *****
PB-15041             Angora Beanie                Accessories Hats Beanies                  *****        *****       *****
PB-13353             Rugged Playboy Cap           Accessories Hats Caps                     *****        *****       *****
PB-15039             Fitted Baseball Cap          Accessories Hats Caps                     *****        *****       *****
PB-12906             Playboy Brand Key Chain      Accessories Keychains                     *****        *****       *****
PB-13363             Heart Key Ring               Accessories Keychains                     *****        *****       *****
PB-15086             Bottle Opener Key Chain      Accessories Keychains                     *****        *****       *****
PB-15097             Gold Tone Pimp Cup K         Accessories Keychains                     *****        *****       *****
PB-13201             Snap On Razr Case            Accessories Phone Cases                   *****        *****       *****
PB-10462             Black Rabbit Head Scarf      Accessories Scarves                       *****        *****       *****
PB-10463             Pink Rabbit Head Scarf       Accessories Scarves                       *****        *****       *****
PB-10511             Playboy Bandana              Accessories Scarves                       *****        *****       *****
PB-13345             Ski Bunny Gift Set C         Accessories Sets                          *****        *****       *****
PB-14601             Sunglasses-New Yorke         Accessories Sunglasses                    *****        *****       *****
PB-14605             Sunglasses-Ursula            Accessories Sunglasses                    *****        *****       *****
PB-14608             Sweetheart Sunglasses        Accessories Sunglasses                    *****        *****       *****
PB-14610             Sunglasses-Eve               Accessories Sunglasses                    *****        *****       *****
PB-14613             Sunglasses-Ana               Accessories Sunglasses                    *****        *****       *****
PB-14615B            Sunglasses-Cartney           Accessories Sunglasses                    *****        *****       *****
PB-14618             Angie Sunglasses             Accessories Sunglasses                    *****        *****       *****
PB-13354             Printed Lady Wallet          Accessories Wallets                       *****        *****       *****
PB-13355             Denim Poker Chip Wallet      Accessories Wallets                       *****        *****       *****
PB-6741              Rabbit Head Metal St         Accessories Wallets                       *****        *****       *****

-------------------------------------------------------------------------------------------------------------------------------
                                                  ACCESSORIES                                            *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12984             Shimmer Bricks               Beauty Playboy                            *****        *****       *****
PB-12974             Twice the Pleasure L         Beauty Playboy                            *****        *****       *****
PB-12977             Stiletto Lip Shine           Beauty Playboy                            *****        *****       *****
PB-12968             First Blush                  Beauty Playboy                            *****        *****       *****
PB-12972             Pick Up Liners               Beauty Playboy                            *****        *****       *****
PB-12969             Liquid Luxe Eye Colo         Beauty Playboy                            *****        *****       *****
PB-12967             Liquid Luxe Blush            Beauty Playboy                            *****        *****       *****
PB-12978             Red Carpet Lipstick          Beauty Playboy                            *****        *****       *****
PB-12966             Fantasy Finishing Po         Beauty Playboy                            *****        *****       *****
PB-12979             Calendar Girl Lipstick       Beauty Playboy                            *****        *****       *****
PB-12965             Hidden Agenda Concealer      Beauty Playboy                            *****        *****       *****
PB-12970             Hollywood Nights Eye         Beauty Playboy                            *****        *****       *****
PB-12017             Kissing Gloss Duo            Beauty Playboy                            *****        *****       *****
PB-12981             Liquid Luxe Lipstick         Beauty Playboy                            *****        *****       *****
PB-12980             Hefs Favorite Lip Gloss      Beauty Playboy                            *****        *****       *****
PB-12983             Playmate of the Year         Beauty Playboy                            *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  BEAUTY                                                 *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-10706             Mr. Playboy Bobblehead       Collectibles Bobble Heads                 *****        *****       *****
PB-14721             Club Bunny Playboy B         Collectibles Bobble Heads                 *****        *****       *****
PB-11058             Girls Next Door Bobblehead   Collectibles Bobble Heads                 *****        *****       *****
PB-11057             Girls Next Door Bobblehead   Collectibles Bobble Heads                 *****        *****       *****
PB-15144             Cigar Gift Collection        Collectibles Cigars                       *****        *****       *****
PB-5500              Centerfold Collector         Collectibles Collector Cards              *****        *****       *****
PB-10707             Special Editions Lin         Collectibles Collector Cards              *****        *****       *****
PB-12535             Housexy Sounds of Pl         Collectibles Guitar Accessories           *****        *****       *****
PB-12547             Shimmer Guitar Strap         Collectibles Guitar Accessories           *****        *****       *****
PB-X0001             50th Anniversary Sta         Collectibles Wall hangings                *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  COLLECTIBLES                                           *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-13313             Boss Kitty Costume           Costumes                                  *****        *****       *****
PB-11061             Devilish Hottie              Costumes                                  *****        *****       *****
PB-12339             Hefs Nice Angel              Costumes                                  *****        *****       *****
PB-12341             Buccaneer Beauty             Costumes                                  *****        *****       *****
PB-12253             Hister Witch Costume         Costumes                                  *****        *****       *****
PB-13010             Superpower Girl Cost         Costumes                                  *****        *****       *****
PB-13047             Kitty Cat Costume            Costumes                                  *****        *****       *****
PB-12252             Racy Referee                 Costumes                                  *****        *****       *****
PB-12340             Wicked Fairy Costume         Costumes                                  *****        *****       *****
PB-13337             Bootcamp Babe                Costumes                                  *****        *****       *****
PB-11071             Naughty Sexy Santa H         Costumes                                  *****        *****       *****
PB-13078             Captive Cave Girl Co         Costumes                                  *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  COSTUMES                                               *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12058             Actiongirls 2- DVD           DVD Action Girls                          *****        *****       *****
PB-12884             Actiongirls 3- DVD           DVD Action Girls                          *****        *****       *****

PB-10779             Nina Hartley Guide t         DVD Instructional                         *****        *****       *****
PB-10780             Nina Hartleys Guide          DVD Instructional                         *****        *****       *****
PB-12161             Nina Hartley Making          DVD Instructional                         *****        *****       *****
PB-12417             Nina Hartley Guide t         DVD Instructional                         *****        *****       *****
PB-7993              Nina Hartleys Advanc         DVD Instructional                         *****        *****       *****
PB-11152             Maximum Orgasm: Tant         DVD Instructional For Couples             *****        *****       *****
PB-12160             Nina Hartleys Making         DVD Instructional For Her                 *****        *****       *****
PB-11154             Maximum Performance-         DVD Instructional For Him                 *****        *****       *****
PB-8492              What Women Love- DVD         DVD Instructional For Him                 *****        *****       *****
PB-8827              Women Loving Women           DVD Instructional For Him                 *****        *****       *****
PB-8496              Ultimate Massage DVD         DVD Instructional Massage                 *****        *****       *****
PB-9374              An Intimate Guide to         DVD Instructional Massage                 *****        *****       *****
PB-10782             Extreme Fellation- D         DVD Instructional Oral                    *****        *****       *****
PB-12156             The Complete Guide t         DVD Instructional Oral                    *****        *****       *****
PB-7992              Nina Hartleys Guide          DVD Instructional Oral                    *****        *****       *****
PB-10753             Ultimate Guide to Ma         DVD Instructional Orgasm                  *****        *****       *****
PB-14729             How to Reach the Ult         DVD Instructional Orgasm                  *****        *****       *****
PB-8817              DVD Incredible Orgas         DVD Instructional Orgasm                  *****        *****       *****
PB-8819              Big O:An Erotic Guid         DVD Instructional Orgasm                  *****        *****       *****
PB-9375              The Lovers Guide to          DVD Instructional Orgasm                  *****        *****       *****
PB-14732             Erotic Sex Positions         DVD Instructional Positions               *****        *****       *****
PB-11153             Solo Sex- DVD                DVD Instructional Solo                    *****        *****       *****
PB-12168             Uranus Self Anal Mas         DVD Instructional Solo                    *****        *****       *****
PB-12157             The Complete Guide t         DVD Instructional Toys                    *****        *****       *****
PB-12415             Nina Hartleys Guide          DVD Instructional Toys                    *****        *****       *****
PB-7995              Nina Hartleys Guide          DVD Instructional Toys                    *****        *****       *****
PB-8136              Nina Hartley Advance         DVD Instructional Toys                    *****        *****       *****
PB-13178             100 Girls by Bunny Y         DVD Playboy                               *****        *****       *****
PB-2063D             Playboy at the Beach         DVD Playboy                               *****        *****       *****
PB-2071D             Party at the Palms 2         DVD Playboy                               *****        *****       *****
PB-1956D             The Complete Anna Ni         DVD Playboy Playmate                      *****        *****       *****
PB-2053D             Playmate of the Year         DVD Playboy Playmate                      *****        *****       *****
PB-2057D             Playmate of the Year         DVD Playboy Playmate                      *****        *****       *****
PB-10997             Hugh Hefner Once Upo         DVD Playboy TV                            *****        *****       *****
PB-12002             Playboy After Dark:          DVD Playboy TV                            *****        *****       *****
PB-12537             Playboy After Dark:          DVD Playboy TV                            *****        *****       *****
PB-1765D             Eden- The Complete S         DVD Playboy TV                            *****        *****       *****
PB-2110D             Foursome Season 1 Pt         DVD Playboy TV                            *****        *****       *****
PB-1769D             Women of Fear Factor         DVD Playboy Women of                      *****        *****       *****
PB-2076D             Women of Media 4-Dis         DVD Playboy Women of                      *****        *****       *****
PB-2079D             Naughty Wives/Housew         DVD Playboy Women of                      *****        *****       *****
PB-9096              Real Hidden Video 8-         DVD Real Hidden                           *****        *****       *****
PB-9098              Real Hidden Video 9-         DVD Real Hidden                           *****        *****       *****
PB-9100              Real Hidden Video 10         DVD Real Hidden                           *****        *****       *****
PB-9318              Real Hidden Secretar         DVD Real Hidden                           *****        *****       *****
PB-9513              Real Hidden Panties          DVD Real Hidden                           *****        *****       *****

PB-9515              Real Hidden Panties          DVD Real Hidden                           *****        *****       *****
PB-10754             Sappho Femme-A-Femme         DVD Sex in Cinema                         *****        *****       *****
PB-12140             Sao Paolo Black & Br         DVD Sex in Cinema                         *****        *****       *****
PB-12142             Rio De Janeiro: Top          DVD Sex in Cinema                         *****        *****       *****
PB-12483             Billy Bathgate- DVD          DVD Sex in Cinema                         *****        *****       *****
PB-12486             Havoc- DVD                   DVD Sex in Cinema                         *****        *****       *****
PB-12487             Killing Me Softly- D         DVD Sex in Cinema                         *****        *****       *****
PB-12489             Stealing Beauty- DVD         DVD Sex in Cinema                         *****        *****       *****
PB-13188             Cheeky-DVD                   DVD Sex in Cinema                         *****        *****       *****
PB-2085D             Maise Undercover Sha         DVD Sex in Cinema                         *****        *****       *****
PB-10775             The Bridal Shower- D         DVD Sex in Cinema Candida                 *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  DVD                                                    *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-10664             Rhinestone Flip Flop         Footwear Flip Flops                       *****        *****       *****
PB-11078             Glitz Bunny Heels            Footwear High Heel Pumps                  *****        *****       *****
PB-15047             Carla Heel                   Footwear High Heel Pumps                  *****        *****       *****
PB-11086             Glitz Bunny Heels            Footwear High Heel Pumps                  *****        *****       *****
PB-15045B            Greta Heel                   Footwear High Heel Pumps                  *****        *****       *****
PB-15045S            Greta Heel                   Footwear High Heel Pumps                  *****        *****       *****
PB-11112             Glitz Bunny Heels            Footwear High Heel Pumps                  *****        *****       *****
PB-15049P            Spotted Bunny Slippers       Footwear Slippers                         *****        *****       *****
PB-15049B            Spotted Bunny Slippers       Footwear Slippers                         *****        *****       *****
PB-12107             Bunny Bag Slippers           Footwear Slippers                         *****        *****       *****
PB-14547             Abstract Bunny Leather       Footwear Sneakers                         *****        *****       *****
PB-14547S            Abstract Bunny Leather       Footwear Sneakers                         *****        *****       *****
PB-14547P            Abstract Bunny Leather       Footwear Sneakers                         *****        *****       *****
PB-12451             Leopard Wedges               Footwear Wedges                           *****        *****       *****
PB-10994             Rabbit Head Clogs            Footwear Wedges                           *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  FOOTWEAR                                               *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-13375             Black & White Putter         Games Golf Accessories                    *****        *****       *****
PB-13372             Iron Wood Grip               Games Golf Accessories                    *****        *****       *****
PB-13371             Putter Grip                  Games Golf Accessories                    *****        *****       *****
PB-13380             Set of 3 Golf Balls          Games Golf Accessories                    *****        *****       *****
PB-13376             Black & Pink Putter          Games Golf Accessories                    *****        *****       *****
PB-13370             25 Pack Golf Tees            Games Golf Accessories                    *****        *****       *****
PB-13377             Rabbit Head Cover            Games Golf Accessories                    *****        *****       *****
PB-13378             Rabbit Head Cover            Games Golf Accessories                    *****        *****       *****
PB-13379             Rabbit Head Cover            Games Golf Accessories                    *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  GAMES                                                  *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12959             Gift Bag-Medium              Gift Bags                                 *****        *****       *****
PB-12960             Gift Bag-Medium              Gift Bags                                 *****        *****       *****
PB-12957             Gift Bag- Large              Gift Bags                                 *****        *****       *****
PB-12958             Gift Bag- Large              Gift Bags                                 *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  GIFT                                                   *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-15078             Rubber Coaster Set           Home Barware                              *****        *****       *****
PB-13247             Barware Set Magenta          Home Barware                              *****        *****       *****
PB-15091             Classic Waste Basket         Home Bath                                 *****        *****       *****

PB-15082             Retro Table Clock            Home Clocks                               *****        *****       *****
PB-13194             Rabbit Head High Bal         Home Glassware Highball                   *****        *****       *****
PB-15081             Rabbit Head Shooter          Home Glassware Shots                      *****        *****       *****
PB-14728             Rabbit Head String L         Home Lamps                                *****        *****       *****
PB-15423             Playboy Logo Beach T         Home Towel Beach                          *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  HOME                                                   *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12103             Mens Stainless Steel         Jewelry Bracelets                         *****        *****       *****
PB-12930             Multi Mesh Rabbit He         Jewelry Bracelets                         *****        *****       *****
PB-12932             Steel Playboy ID Bra         Jewelry Bracelets                         *****        *****       *****
PB-14702             Beaded Rabbit Head B         Jewelry Bracelets                         *****        *****       *****
PB-14705             Rhinestone Heart Lin         Jewelry Bracelets                         *****        *****       *****
PB-15105             Playboy Image Bracelet       Jewelry Bracelets                         *****        *****       *****
PB-15113             Playboy Bracelet             Jewelry Bracelets                         *****        *****       *****
PB-9261              Rabbit Head Toggle B         Jewelry Bracelets                         *****        *****       *****
PB-12936             Steel Cuff Links             Jewelry Cuff Links                        *****        *****       *****
PB-12937             Steel Rabbit Head Cu         Jewelry Cuff Links                        *****        *****       *****
PB-4030              Classic Playboy Cuff         Jewelry Cuff Links                        *****        *****       *****
PB-10439             14K Gold Rabbit Head         Jewelry Earrings                          *****        *****       *****
PB-12445             Locked Love Rhinestone       Jewelry Earrings                          *****        *****       *****
PB-12692             Rhinestone Stud Earrings     Jewelry Earrings                          *****        *****       *****
PB-12928             Rhinestone Eye Stud          Jewelry Earrings                          *****        *****       *****
PB-13294             Mudflap Girl Stud Ea         Jewelry Earrings                          *****        *****       *****
PB-15098             Tiered Rabbit Head E         Jewelry Earrings                          *****        *****       *****
PB-15099             Multi Hoop Rabbit He         Jewelry Earrings                          *****        *****       *****
PB-15101             Rhinestone Heart Dan         Jewelry Earrings                          *****        *****       *****
PB-15102             Beaded Chandelier Ea         Jewelry Earrings                          *****        *****       *****
PB-15107             Hollywood Bunny Earr         Jewelry Earrings                          *****        *****       *****
PB-1510801           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510802           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510803           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510804           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510807           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510810           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510811           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-1510812           Playmate of the Month        Jewelry Earrings                          *****        *****       *****
PB-15118             Rabbit Head Mini Hoo         Jewelry Earrings                          *****        *****       *****
PB-15123             Silver Rhinestone Mi         Jewelry Earrings                          *****        *****       *****
PB-9140              Rhinestone Rabbit He         Jewelry Earrings                          *****        *****       *****
PB-12669             Rhinestone Heart Nav         Jewelry Navel Rings                       *****        *****       *****
PB-15111             Rhinestone Heart Nav         Jewelry Navel Rings                       *****        *****       *****
PB-15116             Rabbit Head Navel Ring       Jewelry Navel Rings                       *****        *****       *****
PB-15117             Rhinestone Drop Nave         Jewelry Navel Rings                       *****        *****       *****
PB-9567              Rhinestone Rabbit He         Jewelry Navel Rings                       *****        *****       *****
PB-12180             Playmate of the Mont         Jewelry Necklaces                         *****        *****       *****
PB-12181             Playmate Of The Mont         Jewelry Necklaces                         *****        *****       *****
PB-12182             Playmate Of The Mont         Jewelry Necklaces                         *****        *****       *****

PB-12184             Playmate of the Mont         Jewelry Necklaces                         *****        *****       *****
PB-12185             Playmate of the Mont         Jewelry Necklaces                         *****        *****       *****
PB-12195             Playmate Of The Year         Jewelry Necklaces                         *****        *****       *****
PB-12444             Locked Love Rhinestone       Jewelry Necklaces                         *****        *****       *****
PB-12926             Rabbit Head Heart Ou         Jewelry Necklaces                         *****        *****       *****
PB-12927             Small Rhinestone Eye         Jewelry Necklaces                         *****        *****       *****
PB-12935             Steel Dog Tag                Jewelry Necklaces                         *****        *****       *****
PB-13305             Gradient Rhinestone          Jewelry Necklaces                         *****        *****       *****
PB-13332             Playboy Double Dog T         Jewelry Necklaces                         *****        *****       *****
PB-14701             Multi Beaded Rabbit          Jewelry Necklaces                         *****        *****       *****
PB-14706             Four Tier Playboy Ch         Jewelry Necklaces                         *****        *****       *****
PB-14727             14K Gold Miss Month          Jewelry Necklaces                         *****        *****       *****
PB-15100             Multi Hoop Rabbit He         Jewelry Necklaces                         *****        *****       *****
PB-15103             Beaded Rabbit Head C         Jewelry Necklaces                         *****        *****       *****
PB-15124             Silver Rhinestone Ra         Jewelry Necklaces                         *****        *****       *****
PB-15125             Silver Rabbit Head N         Jewelry Necklaces                         *****        *****       *****
PB-6005              Rabbit Head Necklace         Jewelry Necklaces                         *****        *****       *****
PB-6557              Diamond Rabbit Head          Jewelry Necklaces                         *****        *****       *****
PB-6690              Diamond Rabbit Head          Jewelry Necklaces                         *****        *****       *****
PB-7451              Rhinestone Rabbit He         Jewelry Necklaces                         *****        *****       *****
PB-9214              Cybergirl Necklace           Jewelry Necklaces                         *****        *****       *****
PB-9428              Rhinestone Choker an         Jewelry Rhinestone Lingerie               *****        *****       *****
PB-10344             Pink Rabbit Head Lin         Jewelry Watches                           *****        *****       *****
PB-12506             Mens Steel Watch             Jewelry Watches                           *****        *****       *****
PB-13033             Pretty in Pink Watch         Jewelry Watches                           *****        *****       *****
PB-13360             Rabbit Head Link Wat         Jewelry Watches                           *****        *****       *****
PB-13361             Floral Rabbit Head W         Jewelry Watches                           *****        *****       *****
PB-13362             Rabbit Head Watch            Jewelry Watches                           *****        *****       *****
PB-15071             Bunny Link Watch             Jewelry Watches                           *****        *****       *****
PB-15072             Womens Charm Watch           Jewelry Watches                           *****        *****       *****
PB-15073             Studded Strap Watch          Jewelry Watches                           *****        *****       *****
PB-15074             Bling Watch                  Jewelry Watches                           *****        *****       *****
PB-15075             Mens Steel Watch             Jewelry Watches                           *****        *****       *****
PB-15076             Mens Square Playboy          Jewelry Watches                           *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  JEWELRY                                                *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-13263             Silk & Lace Babydoll         Lingerie Baby Doll Sets                   *****        *****       *****
PB-15164             Mesh & Lace Demi Bab         Lingerie Baby Doll Sets                   *****        *****       *****
PB-15181B            Satin Sheer Heart Cu         Lingerie Baby Doll Sets                   *****        *****       *****
PB-15184B            Sheer Open Back Baby         Lingerie Baby Doll Sets                   *****        *****       *****
PB-9620              Lavish Lace V-string         Lingerie Baby Doll Sets                   *****        *****       *****
PB-12024             Lusty Fishnet Bodysu         Lingerie Bodystocking                     *****        *****       *****
PB-15155             Fishnet Tube Top & T         Lingerie Bodystocking                     *****        *****       *****
PB-13035             Stretch Lace Demi Br         Lingerie Bra & Panty Set                  *****        *****       *****
PB-13267             Sheer Lace Bra & Pan         Lingerie Bra & Panty Set                  *****        *****       *****
PB-10820             Lace & Mesh Dress wi         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-12585             Silk Animal Print Br         Lingerie Bra & Thong Sets                 *****        *****       *****

PB-13170             Stretch Satin Sleepw         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-14599             Foral Lace Embroider         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-14710             Florenza Underwire B         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-15152             Fishnet Halter & Hot         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-15312B            Queens Court Bra and         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-15312R            Queens Court Bra and         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-15320             Lace-Up Bra & Thong          Lingerie Bra & Thong Sets                 *****        *****       *****
PB-17041             Industrial Fishnet T         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-17046             Confetti Mesh Bralet         Lingerie Bra & Thong Sets                 *****        *****       *****
PB-12096             Diamond Bunny Bralet         Lingerie Bras                             *****        *****       *****
PB-12354             Victorian Velvet Bus         Lingerie Bustier & Hot Short Set          *****        *****       *****
PB-10503             2Pc. Velvet and Plus         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-12350             Wild At Heart Bustie         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-13140             Crop Lace Bustier an         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-13256             Lace Mesh Bustier an         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-14537             Leopard Lace Up Bust         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-15159             Sugar & Spice Bustie         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-17030             Criss Cross Sides Ja         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-17052             Floral Criss Cross B         Lingerie Bustier/Thong Sets               *****        *****       *****
PB-12119             Bunny Heart Underwir         Lingerie Bustiers                         *****        *****       *****
PB-13320             Fascination Cami             Lingerie Cami                             *****        *****       *****
PB-12583             Long Sleeve Fishnet          Lingerie Cami Sets                        *****        *****       *****
PB-13169             Pink Leopard Crop Ca         Lingerie Cami Sets                        *****        *****       *****
PB-14717             Sheer Mesh Playboy C         Lingerie Cami Sets                        *****        *****       *****
PB-15160             Heart Mesh Cami and          Lingerie Cami Sets                        *****        *****       *****
PB-15206             Cami & Thong Set             Lingerie Cami Sets                        *****        *****       *****
PB-16031             Sweetest Hearts Unde         Lingerie Cami Sets                        *****        *****       *****
PB-16032             Bejewled Hearts Cami         Lingerie Cami Sets                        *****        *****       *****
PB-17042             Flirty Fishnet Shirt         Lingerie Cami Sets                        *****        *****       *****
PB-10933             Flirty Cheeky                Lingerie Chemise                          *****        *****       *****
PB-11025             Sexy Sheer Chemise           Lingerie Chemise                          *****        *****       *****
PB-11048             Sheer Silk Chemise           Lingerie Chemise                          *****        *****       *****
PB-12913             Flirty Femme Chemise         Lingerie Chemise                          *****        *****       *****
PB-13082             Super Sheer Stretch          Lingerie Chemise                          *****        *****       *****
PB-14539             Belted Beauty Chemis         Lingerie Chemise                          *****        *****       *****
PB-14622             Silk Charmeuse Chemi         Lingerie Chemise                          *****        *****       *****
PB-15154             Fishnet Chemise              Lingerie Chemise                          *****        *****       *****
PB-17027             Rosace Lace Silk and         Lingerie Chemise                          *****        *****       *****
PB-17028             Rosace Sheer Silk Ch         Lingerie Chemise                          *****        *****       *****
PB-17031             Sheer Rhinestone Hea         Lingerie Chemise                          *****        *****       *****
PB-17036             Medallion Chiffon Ch         Lingerie Chemise                          *****        *****       *****
PB-8876              Sheer Silk Chemise           Lingerie Chemise                          *****        *****       *****
PB-12011             Glam Rock Corset             Lingerie Corsets                          *****        *****       *****
PB-12007             Blue Signature Push          Lingerie Garter                           *****        *****       *****
PB-12015             Sin City Garter              Lingerie Garter                           *****        *****       *****
PB-12171             Striped Gown                 Lingerie Gown                             *****        *****       *****

PB-12623             Sheer Panel Gown & T         Lingerie Gown                             *****        *****       *****
PB-10505             Sheer Thigh High Sto         Lingerie Hosiery                          *****        *****       *****
PB-15216             Rabbit Head Tights           Lingerie Hosiery                          *****        *****       *****
PB-10765             Wild One Boy Brief           Lingerie Pants Boy Brief                  *****        *****       *****
PB-11180             Loved Brief                  Lingerie Pants Boy Brief                  *****        *****       *****
PB-11181             Loved Brief                  Lingerie Pants Boy Brief                  *****        *****       *****
PB-13319R            Sexy Sequin Boyleg           Lingerie Pants Boy Brief                  *****        *****       *****
PB-10934             Flirty Bunny Short           Lingerie Pants Boyshorts                  *****        *****       *****
PB-10937             Glitter Rabbit Head          Lingerie Pants Boyshorts                  *****        *****       *****
PB-12097             Diamond Bunny Boysho         Lingerie Pants Boyshorts                  *****        *****       *****
PB-13312             Rouched Boy Short            Lingerie Pants Boyshorts                  *****        *****       *****
PB-13319P            Sexy Sequin Boyleg           Lingerie Pants Boyshorts                  *****        *****       *****
PB-13328B            Cupids Arrow Boyleg          Lingerie Pants Boyshorts                  *****        *****       *****
PB-13328P            Cupids Arrow Boyleg          Lingerie Pants Boyshorts                  *****        *****       *****
PB-14569             Basic Cotton Hip Hug         Lingerie Pants Boyshorts                  *****        *****       *****
PB-13055             Lovin Leopard Boy Br         Lingerie Pants Panties                    *****        *****       *****
PB-10274             Flirty Bunny Thong           Lingerie Pants Thongs                     *****        *****       *****
PB-10771             Bunny Love Thong             Lingerie Pants Thongs                     *****        *****       *****
PB-10772             Bunny Love Thong             Lingerie Pants Thongs                     *****        *****       *****
PB-10879             Bunny G-Thong                Lingerie Pants Thongs                     *****        *****       *****
PB-10924             Color Block Thong            Lingerie Pants Thongs                     *****        *****       *****
PB-10929             Flirty Bunny Thong           Lingerie Pants Thongs                     *****        *****       *****
PB-10936             Glitter Rabbit Head          Lingerie Pants Thongs                     *****        *****       *****
PB-10940             Glitter Rabbit Head          Lingerie Pants Thongs                     *****        *****       *****
PB-10941             Glitter Bunny G-Thon         Lingerie Pants Thongs                     *****        *****       *****
PB-10944             Glitter Rabbit Head          Lingerie Pants Thongs                     *****        *****       *****
PB-10945             Glitter G-Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-10950             Glitter G-Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-10951             Glitter String Thong         Lingerie Pants Thongs                     *****        *****       *****
PB-12012             Glam Rock Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-12014             Sin City Bikini Thon         Lingerie Pants Thongs                     *****        *****       *****
PB-12095             Sweet Dreams Bunny T         Lingerie Pants Thongs                     *****        *****       *****
PB-12215             Rabbit Head Rhinesto         Lingerie Pants Thongs                     *****        *****       *****
PB-12216             Rabbit Head Rhinesto         Lingerie Pants Thongs                     *****        *****       *****
PB-12217             Rhinestone Rabbit He         Lingerie Pants Thongs                     *****        *****       *****
PB-12218             Rabbit Head Rhinesto         Lingerie Pants Thongs                     *****        *****       *****
PB-12223             Rabbit Head Rhinesto         Lingerie Pants Thongs                     *****        *****       *****
PB-12225             Rhinestone Rabbit He         Lingerie Pants Thongs                     *****        *****       *****
PB-12226             Rhinestone Thong             Lingerie Pants Thongs                     *****        *****       *****
PB-12231             Rabbit Head Print St         Lingerie Pants Thongs                     *****        *****       *****
PB-12232             Rhinestone Rabbit He         Lingerie Pants Thongs                     *****        *****       *****
PB-12463             Shadow Stripe Thong          Lingerie Pants Thongs                     *****        *****       *****
PB-12516             Wild Thong                   Lingerie Pants Thongs                     *****        *****       *****
PB-12684             Cotton Thong                 Lingerie Pants Thongs                     *****        *****       *****
PB-12720             Silk Panel Thong             Lingerie Pants Thongs                     *****        *****       *****
PB-12723             Silk Panel Thong             Lingerie Pants Thongs                     *****        *****       *****

PB-12804             Signature Bunny Thon         Lingerie Pants Thongs                     *****        *****       *****
PB-12808             Pretty Lace Thong            Lingerie Pants Thongs                     *****        *****       *****
PB-12810             Signature Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-12812             Signature Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-12814             Shadow Stripe Thong          Lingerie Pants Thongs                     *****        *****       *****
PB-12816             Retro Girl Thong             Lingerie Pants Thongs                     *****        *****       *****
PB-12956             Bunny Basic Thong            Lingerie Pants Thongs                     *****        *****       *****
PB-13030             Olde English Thong           Lingerie Pants Thongs                     *****        *****       *****
PB-13203             Basic Cotton String          Lingerie Pants Thongs                     *****        *****       *****
PB-13239B            Olde English Thong           Lingerie Pants Thongs                     *****        *****       *****
PB-13316             Tis the Season G-Str         Lingerie Pants Thongs                     *****        *****       *****
PB-13321             Fascination G-String         Lingerie Pants Thongs                     *****        *****       *****
PB-13324R            Mesh Lace Thong              Lingerie Pants Thongs                     *****        *****       *****
PB-15178             Heart Thong with Gif         Lingerie Pants Thongs                     *****        *****       *****
PB-10812             Open Front Mesh Tedd         Lingerie Teddy                            *****        *****       *****
PB-11026             Temptations Teddy            Lingerie Teddy                            *****        *****       *****
PB-12360             Strap Happy Teddy            Lingerie Teddy                            *****        *****       *****
PB-12862             Flirty Teddy                 Lingerie Teddy                            *****        *****       *****
PB-13039             Lace-Up Front Teddy          Lingerie Teddy                            *****        *****       *****
PB-13086             Eyelash Lace Thong T         Lingerie Teddy                            *****        *****       *****
PB-13339             Eyelash Lace Thong T         Lingerie Teddy                            *****        *****       *****
PB-14533             Dressed to Thrill Te         Lingerie Teddy                            *****        *****       *****
PB-14570             Sheer Desire Teddy           Lingerie Teddy                            *****        *****       *****
PB-15158             Heart Teddy                  Lingerie Teddy                            *****        *****       *****
PB-15186             Rose Lace Up Teddy           Lingerie Teddy                            *****        *****       *****
PB-15311             Rhinestone Rhapsody          Lingerie Teddy                            *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  LINGERIE                                               *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12871             Plaid Boxer                  Loungewear Boxers                         *****        *****       *****
PB-12868             Cotton Boxer                 Loungewear Boxers                         *****        *****       *****
PB-13107             Argyle Knit Boxer            Loungewear Boxers                         *****        *****       *****
PB-17056             Satin Rabbit Head Mo         Loungewear Boxers                         *****        *****       *****
PB-12866             Camouflage Boxer             Loungewear Boxers                         *****        *****       *****
PB-13108             Neon Rabbit Head Box         Loungewear Boxers                         *****        *****       *****
PB-13104             Signature Knit Boxer         Loungewear Boxers                         *****        *****       *****
PB-12870             Plaid Rabbit Loungep         Loungewear Loungepants                    *****        *****       *****
PB-15145G            Cotton Loungeshort           Loungewear Loungepants                    *****        *****       *****
PB-15145C            Cotton Loungeshort           Loungewear Loungepants                    *****        *****       *****
PB-13109             Classic Sleep Tee an         Loungewear PJ Set                         *****        *****       *****
PB-13106             Classic Sleep Tee &          Loungewear PJ Set                         *****        *****       *****
PB-9393              Mens Terrycloth Robe         Loungewear Robes                          *****        *****       *****
PB-15209             Cotton Waffle Knit R         Loungewear Robes                          *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  LOUNGEWEAR                                             *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-10284             Helmut Newton Hardco         Media Books                               *****        *****       *****
PB-10375             The Playboy Book: 50         Media Books                               *****        *****       *****
PB-10487             Helmut Newton Hardco         Media Books                               *****        *****       *****
PB-10494             Playboy: Brunettes B         Media Books                               *****        *****       *****

PB-11055             The Bedside Playboy          Media Books                               *****        *****       *****
PB-11056             Playboy Sexual Book          Media Books                               *****        *****       *****
PB-12196             Playboy Interviews:          Media Books                               *****        *****       *****
PB-12208             The Playboy Intervie         Media Books                               *****        *****       *****
PB-12286             The Playboy Intervie         Media Books                               *****        *****       *****
PB-12411             Playboy Book Of True         Media Books                               *****        *****       *****
PB-12536             The Playboy Intervie         Media Books                               *****        *****       *****
PB-12963             Bunny Years Hardcove         Media Books                               *****        *****       *****
PB-12964             Bunny Years Soft Cov         Media Books                               *****        *****       *****
PB-13366             LeRoy Neiman Femlin          Media Books                               *****        *****       *****
PB-13367             LeRoy Neiman Femlin          Media Books                               *****        *****       *****
PB-13388             Femlin Book Ultra Li         Media Books                               *****        *****       *****
PB-14999             Around the World By          Media Books                               *****        *****       *****
PB-15210             Playboys College Fic         Media Books                               *****        *****       *****
PB-4010              Playboy: 50 Years: T         Media Books                               *****        *****       *****
PB-4012              Entertainment 101 bo         Media Books                               *****        *****       *****
PB-4015              Inside the Playboy M         Media Books                               *****        *****       *****
PB-8212              Mantrack Book                Media Books                               *****        *****       *****
PB-8466              Bernard of Hollywood         Media Books                               *****        *****       *****
PB-12376             Modern Kama Sutra Wo         Media CD                                  *****        *****       *****
PB-12377             Modern Kama Sutra Pa         Media CD                                  *****        *****       *****
PB-8681              Mel Torme Live at th         Media CD                                  *****        *****       *****
PB-9644              PB Jazz In a Smooth          Media CD                                  *****        *****       *****
PB-CF196005          May 1960 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196007          July 1960 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196009          September 1960 Cente         Media Centerfold                          *****        *****       *****
PB-CF196010          October 1960 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196011          November 1960 Center         Media Centerfold                          *****        *****       *****
PB-CF196012          December 1960 Center         Media Centerfold                          *****        *****       *****
PB-CF196101          January 1961 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196102          February 1961 Center         Media Centerfold                          *****        *****       *****
PB-CF196103          March 1961 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196104          April 1961 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196105          May 1961 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196106          June 1961 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196107          July 1961 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196108          August 1961 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196110          October 1961 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196111          November 1961 Center         Media Centerfold                          *****        *****       *****
PB-CF196112          December 1961 Center         Media Centerfold                          *****        *****       *****
PB-CF196201          January 1962 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196202          February 1962 Center         Media Centerfold                          *****        *****       *****
PB-CF196203          March 1962 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196204          April 1962 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196206          June 1962 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196207          July 1962 Centerfold         Media Centerfold                          *****        *****       *****

PB-CF196208          August 1962 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196209          September 1962 Cente         Media Centerfold                          *****        *****       *****
PB-CF196210          October 1962 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196211          November 1962 Center         Media Centerfold                          *****        *****       *****
PB-CF196212          December 1962 Center         Media Centerfold                          *****        *****       *****
PB-CF196301          January 1963 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196302          February 1963 Center         Media Centerfold                          *****        *****       *****
PB-CF196303          March 1963 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196304          April 1963 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196305          May 1963 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196306          June 1963 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196307          July 1963 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196308          August 1963 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196309          September 1963 Cente         Media Centerfold                          *****        *****       *****
PB-CF196310          October 1963 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196401          January 1964 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196402          February 1964 Center         Media Centerfold                          *****        *****       *****
PB-CF196403          March 1964 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196404          April 1964 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196405          May 1964 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196406          June 1964 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196407          July 1964 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196409          September 1964 Cente         Media Centerfold                          *****        *****       *****
PB-CF196410          October 1964 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196411          November 1964 Center         Media Centerfold                          *****        *****       *****
PB-CF196501          January 1965 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196502          February 1965 Center         Media Centerfold                          *****        *****       *****
PB-CF196503          March 1965 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196504          April 1965 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196505          May 1965 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196506          June 1965 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196507          July 1965 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196508          August 1965 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196509          September 1965 Cente         Media Centerfold                          *****        *****       *****
PB-CF196510          October 1965 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196512          December 1965 Center         Media Centerfold                          *****        *****       *****
PB-CF196601          January 1966 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196603          March 1966 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196604          April 1966 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196605          May 1966 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196606          June 1966 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196607          July 1966 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196608          August 1966 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196609          September 1966 Cente         Media Centerfold                          *****        *****       *****
PB-CF196610          October 1966 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196611          November 1966 Center         Media Centerfold                          *****        *****       *****

PB-CF196702          February 1967 Center         Media Centerfold                          *****        *****       *****
PB-CF196704          April 1967 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196705          May 1967 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196706          June 1967 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196707          July 1967 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196709          September 1967 Cente         Media Centerfold                          *****        *****       *****
PB-CF196710          October 1967 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196711          November 1967 Center         Media Centerfold                          *****        *****       *****
PB-CF196712          December 1967 Center         Media Centerfold                          *****        *****       *****
PB-CF196802          February 1968 Center         Media Centerfold                          *****        *****       *****
PB-CF196803          March 1968 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196804          April 1968 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196805          May 1968 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF196806          June 1968 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196807          July 1968 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196808          August 1968 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196809          September 1968 Cente         Media Centerfold                          *****        *****       *****
PB-CF196810          October 1968 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196811          November 1968 Center         Media Centerfold                          *****        *****       *****
PB-CF196901          January 1969 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196903          March 1969 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196904          April 1969 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF196906          June 1969 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF196908          August 1969 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF196909          September 1969 Cente         Media Centerfold                          *****        *****       *****
PB-CF196910          October 1969 Centerf         Media Centerfold                          *****        *****       *****
PB-CF196911          November 1969 Center         Media Centerfold                          *****        *****       *****
PB-CF196912          December 1969 Center         Media Centerfold                          *****        *****       *****
PB-CF197001          January 1970 Centerf         Media Centerfold                          *****        *****       *****
PB-CF197002          January 1970 Centerf         Media Centerfold                          *****        *****       *****
PB-CF197003          March 1970 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF197004          April 1969 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF197005          May 1969 Centerfold          Media Centerfold                          *****        *****       *****
PB-CF197006          June 1970 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF197007          July 1970 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF197008          August 1970 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF197009          September 1970 Cente         Media Centerfold                          *****        *****       *****
PB-CF197010          January 1970 Centerf         Media Centerfold                          *****        *****       *****
PB-CF197011          November 1969 Center         Media Centerfold                          *****        *****       *****
PB-CF197012          December 1969 Center         Media Centerfold                          *****        *****       *****
PB-CF197103          March 1971 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF197104          April 1971 Centerfol         Media Centerfold                          *****        *****       *****
PB-CF197106          June 1971 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF197107          July 1971 Centerfold         Media Centerfold                          *****        *****       *****
PB-CF197108          August 1971 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF197109          September 1971 Cente         Media Centerfold                          *****        *****       *****

PB-CF197110          October 1971 Centerf         Media Centerfold                          *****        *****       *****
PB-CF197111          November 1971 Center         Media Centerfold                          *****        *****       *****
PB-CF197112          December 1971 Center         Media Centerfold                          *****        *****       *****
PB-CF197308          August 1973 Centerfo         Media Centerfold                          *****        *****       *****
PB-CF197309          September 1973 Cente         Media Centerfold                          *****        *****       *****
PB-4702              Vinyl Library Case           Media Storage                             *****        *****       *****
PB-4901              Leather Bonded Libra         Media Storage                             *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  MEDIA                                                  *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12400             Tattoo Tee                   Mens Knit Tops Novelty Tee                *****        *****       *****
PB-12830             Go Go Girl Tee               Mens Knit Tops Novelty Tee                *****        *****       *****
PB-12831             Mansion Logo Tee             Mens Knit Tops Novelty Tee                *****        *****       *****
PB-12832             Finest Tee                   Mens Knit Tops Novelty Tee                *****        *****       *****
PB-12833             Bunnytime Tee                Mens Knit Tops Novelty Tee                *****        *****       *****
PB-12908             Your Vegas Mens Tee          Mens Knit Tops Novelty Tee                *****        *****       *****
PB-13152             Since 1953 Tee               Mens Knit Tops Novelty Tee                *****        *****       *****
PB-13153             I Read the Articles          Mens Knit Tops Novelty Tee                *****        *****       *****
PB-13155             Mansion Bouncer Tee          Mens Knit Tops Novelty Tee                *****        *****       *****
PB-14707             Original Playboy Tee         Mens Knit Tops Novelty Tee                *****        *****       *****
PB-14708             Lady Luck Tee                Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15130             Playboy Green Tee            Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15131             Frame Me Tee                 Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15137             Playboy Spin Tee             Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15138             Playboy Cover Girl           Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15139             Royal Player Tee             Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15427             Rock The Rabbit - Di         Mens Knit Tops Novelty Tee                *****        *****       *****
PB-15430             Rock The Rabbit - Th         Mens Knit Tops Novelty Tee                *****        *****       *****
PB-16033             NYC Tee                      Mens Knit Tops Novelty Tee                *****        *****       *****
PB-16035             Playboy Palm Stripe          Mens Knit Tops Novelty Tee                *****        *****       *****
PB-16036             Feelin It Tee                Mens Knit Tops Novelty Tee                *****        *****       *****
PB-13154             Argyle Print Polo            Mens Knit Tops Polo                       *****        *****       *****
PB-12147             Rabbit Head Sweater          Mens Sweaters Crewneck                    *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  MENS                                                   *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-14008             Young and Loaded Mil         Novelty Chocolate                         *****        *****       *****
PB-14011             Good Life Dark Choco         Novelty Chocolate                         *****        *****       *****
PB-14006             I Love Playboy Milk          Novelty Chocolate                         *****        *****       *****
PB-10987             I Read the Articles          Novelty Lighters                          *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  NOVELTY                                                *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-13384             Pimp Cup Dog Bowl            Pets Accessories                          *****        *****       *****
PB-15054             Heart Dog Bowl               Pets Accessories                          *****        *****       *****
PB-15055             Dog Bowl                     Pets Accessories                          *****        *****       *****
PB-15057             Dog Bed                      Pets Accessories                          *****        *****       *****
PB-1338102           Dog Miss Month Tee-          Pets Apparel                              *****        *****       *****
PB-1338103           Dog Miss Month Tee-          Pets Apparel                              *****        *****       *****
PB-1338106           Dog Miss Month Tee-          Pets Apparel                              *****        *****       *****
PB-1338107           Dog Miss Month Tee-          Pets Apparel                              *****        *****       *****
PB-15051             Dog Chain Link Hoodi         Pets Apparel                              *****        *****       *****

PB-15052             Dog Stripe Fur Hoodi         Pets Apparel                              *****        *****       *****
PB-15053             Foil Print Hoodie            Pets Apparel                              *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  PETS                                                   *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-888888888         Playboy Miscellaneou         Playboy Miscellaneous                     *****        *****       *****
PB-888888887         Playboy Miscellaneou         Playboy Miscellaneous                     *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  MISC                                                   *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-11166             Sexual Enhancement P         Sensual Female Supplements                *****        *****       *****
PB-13282             Advanced Sex Techniq         Sensual Games for Lovers                  *****        *****       *****
PB-10867             Aroma Mist Sheets Sc         Sensual Intimacy Accessories              *****        *****       *****
PB-10868             Aroma Mist Sheets Sc         Sensual Intimacy Accessories              *****        *****       *****
PB-10996             Lovers Gift Collecti         Sensual Intimacy Accessories              *****        *****       *****
PB-11173             Naughty Bubbles              Sensual Intimacy Accessories              *****        *****       *****
PB-12844             Oral Sensations Gel          Sensual Intimacy Accessories              *****        *****       *****
PB-14722             Strawberry Kissable          Sensual Intimacy Accessories              *****        *****       *****
PB-14723             Fruit Slices Caressi         Sensual Intimacy Accessories              *****        *****       *****
PB-9129              Magna RX+ Penis Enla         Sensual Magna RX                          *****        *****       *****
PB-12370             Prolonging Delay Spr         Sensual Male Performance                  *****        *****       *****
PB-12192             Lavender Massage Oil         Sensual Massage Accessories               *****        *****       *****
PB-12200             Pheromone Massage Oi         Sensual Massage Accessories               *****        *****       *****
PB-12201             Pheromone Massage Oi         Sensual Massage Accessories               *****        *****       *****
PB-12202             Pheromone Massage Oi         Sensual Massage Accessories               *****        *****       *****
PB-12840             Seduce Me Coconut Ma         Sensual Massage Accessories               *****        *****       *****
PB-12841             Love Me Cherry Flavo         Sensual Massage Accessories               *****        *****       *****
PB-12838             Xplorer Ultimate Mas         Sensual Massagers                         *****        *****       *****
PB-12839             Ideal Cordless Body          Sensual Massagers                         *****        *****       *****
PB-12846             Magic Massager Pleas         Sensual Massagers                         *****        *****       *****
PB-15305             Better Sex Sensual M         Sensual Massagers                         *****        *****       *****
PB-9596              I-Vibe Pocket Rocket         Sensual Massagers                         *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  SENSUAL                                                *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-10905             Golden Bunny Pant            Sleepwear PJ Pants                        *****        *****       *****
PB-12529             Signature Sleep Pant         Sleepwear PJ Pants                        *****        *****       *****
PB-12572             Signature Sleep Pant         Sleepwear PJ Pants                        *****        *****       *****
PB-13226             Bunny Thermal Sleep          Sleepwear PJ Pants                        *****        *****       *****
PB-13234             Signature Sleep Pant         Sleepwear PJ Pants                        *****        *****       *****
PB-14505             Everyone Loves a Pla         Sleepwear PJ Pants                        *****        *****       *****
PB-14515             Yoga Pant                    Sleepwear PJ Pants                        *****        *****       *****
PB-14517             Floral Print Sleep P         Sleepwear PJ Pants                        *****        *****       *****
PB-14563             Polka Dot Sleep Pant         Sleepwear PJ Pants                        *****        *****       *****
PB-14565             Plaid Sleep Pant             Sleepwear PJ Pants                        *****        *****       *****
PB-14578             Eclipsed Heart Sleep         Sleepwear PJ Pants                        *****        *****       *****
PB-14584             Honey Bunny Sleep Pa         Sleepwear PJ Pants                        *****        *****       *****
PB-15147             Bunny Time Sleep Pan         Sleepwear PJ Pants                        *****        *****       *****
PB-15147P            Bunny Time Sleep Pan         Sleepwear PJ Pants                        *****        *****       *****
PB-15147R            Bunny Time Sleep Pan         Sleepwear PJ Pants                        *****        *****       *****
PB-15177             Bunny Stripes Sleep          Sleepwear PJ Pants                        *****        *****       *****
PB-16014             Love Bunny Sleep Pan         Sleepwear PJ Pants                        *****        *****       *****

PB-11194             Rabbit Head Onesie           Sleepwear PJ Sets                         *****        *****       *****
PB-12041             Silk Charmeuse Pajam         Sleepwear PJ Sets                         *****        *****       *****
PB-12297             Allover Pajama Set           Sleepwear PJ Sets                         *****        *****       *****
PB-13089             Silk Charmeuse Pajam         Sleepwear PJ Sets                         *****        *****       *****
PB-14553             Wild Cat Charmeuse P         Sleepwear PJ Sets                         *****        *****       *****
PB-14560             Signature Yoga Pant          Sleepwear PJ Sets                         *****        *****       *****
PB-14568             Rabbit Head Onesie           Sleepwear PJ Sets                         *****        *****       *****
PB-14568P            Rabbit Head Onesie           Sleepwear PJ Sets                         *****        *****       *****
PB-12942             Rabbit Head Hot Shor         Sleepwear PJ Shorts                       *****        *****       *****
PB-12943             Rabbit Head Hot Shor         Sleepwear PJ Shorts                       *****        *****       *****
PB-12946             Rhinestone Rabbit He         Sleepwear PJ Shorts                       *****        *****       *****
PB-12948             Rhinestone Rabbit He         Sleepwear PJ Shorts                       *****        *****       *****
PB-13032             Olde English Boy Bri         Sleepwear PJ Shorts                       *****        *****       *****
PB-13237             Olde English Bikini          Sleepwear PJ Shorts                       *****        *****       *****
PB-14503             Pinstripe Sleep Shor         Sleepwear PJ Shorts                       *****        *****       *****
PB-14507             Polka Dot Sleep Shor         Sleepwear PJ Shorts                       *****        *****       *****
PB-14518             Floral Print Sleep S         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454901           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454904           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454905           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454906           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454908           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454910           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-1454911           Playmate of the Mont         Sleepwear PJ Shorts                       *****        *****       *****
PB-14580             Eclipsed Heart Playb         Sleepwear PJ Shorts                       *****        *****       *****
PB-14586             Honey Bunny Sleep Sh         Sleepwear PJ Shorts                       *****        *****       *****
PB-15003             Pinstripe Ditzy Bunn         Sleepwear PJ Shorts                       *****        *****       *****
PB-15167             Love Bunny Shorts            Sleepwear PJ Shorts                       *****        *****       *****
PB-15175             Bunny Stripe Short           Sleepwear PJ Shorts                       *****        *****       *****
PB-10034             Monogram Pajama Top          Sleepwear PJ Tops                         *****        *****       *****
PB-10415             Cutout Tank                  Sleepwear PJ Tops                         *****        *****       *****
PB-10421             Dazzle Bunny Cami To         Sleepwear PJ Tops                         *****        *****       *****
PB-11013             All-Over Print Rabbi         Sleepwear PJ Tops                         *****        *****       *****
PB-11178             Striped Cami                 Sleepwear PJ Tops                         *****        *****       *****
PB-11188             Treasure Chest Tank          Sleepwear PJ Tops                         *****        *****       *****
PB-12003             Bunny Love Cami Top          Sleepwear PJ Tops                         *****        *****       *****
PB-12094             Sweet Dreams Bunny C         Sleepwear PJ Tops                         *****        *****       *****
PB-12462             Shadow Stripe Cami T         Sleepwear PJ Tops                         *****        *****       *****
PB-12805             Bunny Basics Camisol         Sleepwear PJ Tops                         *****        *****       *****
PB-12807             Pretty Lace Babydoll         Sleepwear PJ Tops                         *****        *****       *****
PB-12809             Cotton Cami                  Sleepwear PJ Tops                         *****        *****       *****
PB-13029             Olde English Sleep T         Sleepwear PJ Tops                         *****        *****       *****
PB-13031             Olde English Cami            Sleepwear PJ Tops                         *****        *****       *****
PB-13202             Basic Cotton Cami            Sleepwear PJ Tops                         *****        *****       *****
PB-13231B            Olde English Sleep T         Sleepwear PJ Tops                         *****        *****       *****
PB-13231W            Olde English Sleep T         Sleepwear PJ Tops                         *****        *****       *****

PB-13233             Signature Cami               Sleepwear PJ Tops                         *****        *****       *****
PB-13235P            Olde English Sleep T         Sleepwear PJ Tops                         *****        *****       *****
PB-13235W            Olde English Tank            Sleepwear PJ Tops                         *****        *****       *****
PB-14500             True Love Sleep Tee          Sleepwear PJ Tops                         *****        *****       *****
PB-14502             Pinstripe Bunny Cami         Sleepwear PJ Tops                         *****        *****       *****
PB-14504             Everyone Loves a Pla         Sleepwear PJ Tops                         *****        *****       *****
PB-14514             Lips & Hearts Sleep          Sleepwear PJ Tops                         *****        *****       *****
PB-14516             Floral Print Sleep T         Sleepwear PJ Tops                         *****        *****       *****
PB-1454804           Playmate of the Mont         Sleepwear PJ Tops                         *****        *****       *****
PB-14548MAYB         Playmate of the Mont         Sleepwear PJ Tops                         *****        *****       *****
PB-14548SEPP         Playmate of the Mont         Sleepwear PJ Tops                         *****        *****       *****
PB-14554             Floral Bunny Playboy         Sleepwear PJ Tops                         *****        *****       *****
PB-14562             Playmate Coed Sleep          Sleepwear PJ Tops                         *****        *****       *****
PB-14564             Sorority Sleep Tee           Sleepwear PJ Tops                         *****        *****       *****
PB-14579             Eclipsed Heart Sleep         Sleepwear PJ Tops                         *****        *****       *****
PB-14581             Eclipsed Heart Sleep         Sleepwear PJ Tops                         *****        *****       *****
PB-14583             Honey Bunny Sleep Te         Sleepwear PJ Tops                         *****        *****       *****
PB-15000             Honey Bunny Cami             Sleepwear PJ Tops                         *****        *****       *****
PB-15002             Pinstripe Ditzy Bunn         Sleepwear PJ Tops                         *****        *****       *****
PB-15146PNK          Bunny Time Sleep Tee         Sleepwear PJ Tops                         *****        *****       *****
PB-15146R            Bunny Time Sleep Tee         Sleepwear PJ Tops                         *****        *****       *****
PB-15166             Love Bunny Cami              Sleepwear PJ Tops                         *****        *****       *****
PB-15174             Bunny Stripes Cami           Sleepwear PJ Tops                         *****        *****       *****
PB-15176             Bunny Stripes Sleep          Sleepwear PJ Tops                         *****        *****       *****
PB-16015             Bunnies & Hearts Cam         Sleepwear PJ Tops                         *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  SLEEPWEAR                                              *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-12620             Polka Dot Bikini             Swimwear                                  *****        *****       *****
PB-12622             Pretty In Pink Bikin         Swimwear                                  *****        *****       *****
PB-12618             Cut Out Swim Suit            Swimwear                                  *****        *****       *****
PB-12619             Medallion Bikini             Swimwear                                  *****        *****       *****
PB-15140             Champagne Bikini             Swimwear                                  *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  SWIMWEAR                                               *****       *****
-------------------------------------------------------------------------------------------------------------------------------
PB-10416             Cutout Capri                 Womens Active Bottoms                     *****        *****       *****
PB-11082             Track Pants                  Womens Active Bottoms                     *****        *****       *****
PB-12526             Drawstring Crop Terr         Womens Active Bottoms                     *****        *****       *****
PB-13016             Team Hef Crop Pant           Womens Active Bottoms                     *****        *****       *****
PB-13018             80 Loungepant                Womens Active Bottoms                     *****        *****       *****
PB-13020             Bunny 79 Short               Womens Active Bottoms                     *****        *****       *****
PB-13112             Olde English Loungep         Womens Active Bottoms                     *****        *****       *****
PB-13157             Brushed Short                Womens Active Bottoms                     *****        *****       *****
PB-13213             Script Logo Crop Lou         Womens Active Bottoms                     *****        *****       *****
PB-13214             Script Logo Active S         Womens Active Bottoms                     *****        *****       *****
PB-14513             Marble Dye Pant              Womens Active Bottoms                     *****        *****       *****
PB-14589             Foil Capri Pant              Womens Active Bottoms                     *****        *****       *****
PB-14995B            Sorority Short               Womens Active Bottoms                     *****        *****       *****
PB-15029             Playboy Workout Shor         Womens Active Bottoms                     *****        *****       *****

PB-15031             Playboy Workout Capr         Womens Active Bottoms                     *****        *****       *****
PB-16001F            Yoga Pant                    Womens Active Bottoms                     *****        *****       *****
PB-16001R            Yoga Pant                    Womens Active Bottoms                     *****        *****       *****
PB-13156             Brushed French Terry         Womens Active Jackets                     *****        *****       *****
PB-13212             Script Logo Hoodie           Womens Active Jackets                     *****        *****       *****
PB-14490             Varisty Coed Hoodie          Womens Active Jackets                     *****        *****       *****
PB-15011PK           Velour Bunny Love Ho         Womens Active Jackets                     *****        *****       *****
PB-8672              Velour Playboy Jacke         Womens Active Jackets                     *****        *****       *****
PB-16002B            Physical Unitard             Womens Active Jumpsuits                   *****        *****       *****
PB-16002G            Physical Unitard             Womens Active Jumpsuits                   *****        *****       *****
PB-16010             Tube Top Romper              Womens Active Jumpsuits                   *****        *****       *****
PB-15034             Playboy Workout Skir         Womens Active Skirts                      *****        *****       *****
PB-10678             Miss May Stretch Cap         Womens Denim Capris                       *****        *****       *****
PB-11084             Playboy Pin Up Capri         Womens Denim Capris                       *****        *****       *****
PB-12327             Stretch Denim Dress          Womens Denim Dresses                      *****        *****       *****
PB-10833             Bunny Denim Mini Ski         Womens Denim Skirts                       *****        *****       *****
PB-12326             Denim Bustier                Womens Denim Tops                         *****        *****       *****
PB-11109             Rabbit Head Medallio         Womens Dresses                            *****        *****       *****
PB-15017             Rhinestone Keyhole D         Womens Dresses                            *****        *****       *****
PB-15022             Plunge Neck Halter D         Womens Dresses                            *****        *****       *****
PB-12331             Distressed Tube Top          Womens Knit Tops                          *****        *****       *****
PB-12329             Denim Halter                 Womens Knit Tops Halter                   *****        *****       *****
PB-13003             Charmed Halter Top           Womens Knit Tops Halter                   *****        *****       *****
PB-12519             Ballerina Scoop Top          Womens Knit Tops L/S                      *****        *****       *****
PB-12521             Striped Hooded Tunic         Womens Knit Tops L/S                      *****        *****       *****
PB-12527             Deep V Hoodie                Womens Knit Tops L/S                      *****        *****       *****
PB-12564             Hooded Tattoo Top            Womens Knit Tops L/S                      *****        *****       *****
PB-13114             Old School Crew Neck         Womens Knit Tops L/S                      *****        *****       *****
PB-13134             Olde English Pullove         Womens Knit Tops L/S                      *****        *****       *****
PB-13151             Script Thermal Top           Womens Knit Tops L/S                      *****        *****       *****
PB-15179             Love Long Sleeve Tee         Womens Knit Tops L/S                      *****        *****       *****
PB-12363             Ribbed Tee                   Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12474             Deep V Neck Logo Tee         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12532             Zebra Crew Tee               Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12567             May 1964 Vintage Tee         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12607             Burnout Open Back Te         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12609             Silhouette Tattoo To         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12610             Tattoo Tunic                 Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12611             Silhouette V Neck Te         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12617             Vintage Cover Tee            Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12817             Somebunnys Gonna Get         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-13017             Playboy 80 Jersey            Womens Knit Tops Novelty Tees             *****        *****       *****
PB-13019             Bunny 79 Jersey              Womens Knit Tops Novelty Tees             *****        *****       *****
PB-13159             Some Bunny Needs You         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-13160             July 1969 Vintage Co         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-13161             September 1967 Cover         Womens Knit Tops Novelty Tees             *****        *****       *****

PB-14488             Varsity Coed Tee             Womens Knit Tops Novelty Tees             *****        *****       *****
PB-14510             Vintage Tattoo Tee           Womens Knit Tops Novelty Tees             *****        *****       *****
PB-14511             Vintage Bunnny Tee           Womens Knit Tops Novelty Tees             *****        *****       *****
PB-14512             Crest Tee                    Womens Knit Tops Novelty Tees             *****        *****       *****
PB-14567P            Old School Rocker Pl         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-14573B            Distressed Classic T         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-15005             Classic Rabbit Head          Womens Knit Tops Novelty Tees             *****        *****       *****
PB-15007             Tickled Pink Rhinest         Womens Knit Tops Novelty Tees             *****        *****       *****
PB-16003M            Smooch Me Tee                Womens Knit Tops Novelty Tees             *****        *****       *****
PB-16003W            Smooch Me Tee                Womens Knit Tops Novelty Tees             *****        *****       *****
PB-16008B            Foil Bunny Tee               Womens Knit Tops Novelty Tees             *****        *****       *****
PB-16008W            Foil Bunny Tee               Womens Knit Tops Novelty Tees             *****        *****       *****
PB-17084             Camo Tee                     Womens Knit Tops Novelty Tees             *****        *****       *****
PB-12333             Pique Polo                   Womens Knit Tops Polo                     *****        *****       *****
PB-12522             Burnout Stripe Tunic         Womens Knit Tops S/S                      *****        *****       *****
PB-12280             Rabbit Head Sequin T         Womens Knit Tops Tank                     *****        *****       *****
PB-12562             I Love Playboy Ribbe         Womens Knit Tops Tank                     *****        *****       *****
PB-12566             Ribbed Burnout Tank          Womens Knit Tops Tank                     *****        *****       *****
PB-12612             Sequin Club Bunny Ta         Womens Knit Tops Tank                     *****        *****       *****
PB-15009             Beautiful Bunny Ribb         Womens Knit Tops Tank                     *****        *****       *****
PB-15010             Classic Rabbit Head          Womens Knit Tops Tank                     *****        *****       *****
PB-16000             Physical Yoga Cami           Womens Knit Tops Tank                     *****        *****       *****
PB-16009             Rhinestone Ribbed Ta         Womens Knit Tops Tank                     *****        *****       *****
PB-23301             PB CREST TANK                Womens Knit Tops Tank                     *****        *****       *****
PB-5507              Crest Tank                   Womens Knit Tops Tank                     *****        *****       *****
PB-13027             Quilted Hoodie Vest          Womens Outerwear Vest                     *****        *****       *****
PB-13145             Quilted Nylon Hoodie         Womens Outerwear Vest                     *****        *****       *****
PB-12475             Cotton Skirt                 Womens Skirts                             *****        *****       *****
PB-15020             Belted Charm Skirt           Womens Skirts                             *****        *****       *****
PB-10972             Double Zip Tank              Womens Woven Shirts Vest                  *****        *****       *****
-------------------------------------------------------------------------------------------------------------------------------
                                                  WOMENS                                                 *****       *****
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                       ------------------------
                                                                                                         *****       *****
                                                                                                       ------------------------